Perfectenergy International Limited
Consolidated financial statements

December 31, 2006 and 2005
(Stated in US dollars)

PERFECTENERGY INTERNATIONAL LIMITED
CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2006 and 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Perfectenergy International Ltd. and subsidiary

We have audited the accompanying consolidated balance sheets of Perfectenergy International Ltd. and subsidiary as of December 31, 2006 and 2005 and the related consolidated statements of income and other comprehensive income, shareholders’ equity, and cash flows for the year ended December 31, 2006 and from April 1, 2005 (inception) to December 31, 2005. These consolidated financial statements are the responsibility of the company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Perfectenergy International Ltd. and subsidiary as of December 31, 2006 and 2005, and the results of its operations and its cash flows for the year ended December 31, 2006 and from April 1, 2005 (inception) to December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

/s/ Moore Stephens Wurth Frazer and Torbet, LLP

Walnut, California
May 25, 2007, except for note 17,
for which the date is August 8, 2007

PERFECTENERGY INTERNATIONAL LTD. AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS
AS OF DECEMBER 31, 2006 AND 2005

ASSETS

	2006	2005
CURRENT ASSETS:
Cash	$89,209	$659,049
Accounts receivable	514,935	-
Other receivables	21,565	7,479
Inventories	1,590,424	445,082
Prepayments	239,048	536,710
Total current assets	2,455,181	1,648,320

EQUIPMENT AND LEASEHOLD IMPROVEMENTS, net	1,314,197	265,183

Total assets	$3,769,378	$1,913,503

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	$985,838	$471,209
Accrued liabilities	24,051	1,546
Customer deposit	271,906	591,455
Other payables	82,082	31,637
Other payables - shareholders and officers	823,044	-
Taxes payable	36,426	26,093
Dividends payable	27,000	-
Total current liabilities	2,250,347	1,121,940

SHAREHOLDERS' EQUITY:
Common stock, $1 par value, 50,000 shares
authorized, 1,000 shares issued and outstanding	1,000	1,000
Additional paid-in capital	1,300,566	423,387
Capital contribution receivable	(685,637)	-
Statutory reserves	110,068	50,925
Retained earnings	735,972	302,911
Accumulated other comprehensive income	57,062	13,340
Total shareholders' equity	1,519,031	791,563

Total liabilities and shareholders' equity	$3,769,378	$1,913,503

See report of independent registered public accounting firm.
The accompanying notes are an integral part of this statement.

PERFECTENERGY INTERNATIONAL LTD. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF INCOME AND OTHER COMPREHENSIVE INCOME
FOR YEAR ENDED DECEMBER 31, 2006 AND PERIOD FROM APRIL 1, 2005 (INCEPTION) TO DECEMBER 31, 2005

		For the period
		from April 1, 2005
	Year Ended	(inception) to
	December 31,	December 31,
	2006	2005
REVENUES	$10,598,286	$5,802,122

COST OF REVENUES	9,206,123	5,137,107

GROSS PROFIT	1,392,163	665,015

OPERATING EXPENSES
Selling, general and administrative	679,858	193,904
Research and development	19,629	111,725
Total operating expenses	699,487	305,629

INCOME FROM OPERATIONS	692,676	359,386

OTHER EXPENSES	173,472	5,550

INCOME BEFORE PROVISION FOR INCOME TAXES	519,204	353,836

PROVISION FOR INCOME TAXES	-	-

NET INCOME	519,204	353,836

OTHER COMPREHENSIVE INCOME:
Foreign currency translation adjustment	43,722	13,340

COMPREHENSIVE INCOME	$562,926	$367,176

See report of independent registered public accounting firm.
The accompanying notes are an integral part of this statement.

PERFECTENERGY INTERNATIONAL LTD. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
FOR YEAR ENDED DECEMBER 31, 2006 AND PERIOD FROM APRIL 1, 2005 (INCEPTION) TO DECEMBER 31, 2005

							Accumulated
			Additional	Capital	Retained Earnings		other
	Common stock		paid-in	contribution	Statutory		comprehensive
	Shares	Par value	capital	receivable	reserves	Unrestricted	income	Totals
BALANCE, April 1, 2005 (inception)	-	$-	$-	$-	$-	$-	$-	$-

Issuance of common stock for cash	849	849	359,151					360,000
Issuance of common stock for in-process technology	151	151	63,877					64,028
Net income						353,836		353,836
Adjustment to statutory reserves					50,925	(50,925)		-
Options issued to employees			359					359
Foreign currency translation adjustments							13,340	13,340

BALANCE, December 31, 2005	1,000	1,000	423,387	-	50,925	302,911	13,340	791,563

Dividends declared						(27,000)		(27,000)
Contributed capital			872,687	(685,637)				187,050
Net income						519,204		519,204
Adjustment to statutory reserves					59,143	(59,143)		-
Options issued to employees			4,492					4,492
Foreign currency translation adjustments							43,722	43,722

BALANCE, December 31, 2006	1,000	$1,000	$1,300,566	$(685,637)	$110,068	$735,972	$57,062	$1,519,031

See report of independent registered public accounting firm.
The accompanying notes are an integral part of this statement.

PERFECTENERGY INTERNATIONAL LTD. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR YEAR ENDED DECEMBER 31, 2006 AND PERIOD FROM APRIL 1, 2005 (INCEPTION) TO DECEMBER 31, 2005

		For the period
		from April 1, 2005
	Year Ended	(inception) to
	December 31,	December 31,
	2006	2005
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	$519,204	$353,836
Adjustments to reconcile net income to cash
(used in) provided by operating activities:
Depreciation	98,214	1,759
Write-offs of inventories	20,366	-
Loss from disposal of equipment	32,987	-
Research and development expenses	-	64,028
Compensation expense for options issued to employees	4,492	359
Changes in assets and liabilities:
Accounts receivable	(504,371)	-
Other receivables	(13,549)	(7,372)
Inventories	(1,127,446)	(438,693)
Prepayments	309,361	(529,006)
Accounts payable	488,439	464,444
Accrued liabilities	21,992	1,524
Customer deposits	(332,616)	582,965
Other payables	48,361	31,183
Other payables - related parties	36,415	-
Taxes payable	9,255	25,718
Net cash (used in) provided by operating activities	(388,896)	550,745

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of equipment	(215,543)	(202,095)
Additions to construction in progress	(934,353)	(61,041)
Prepayments on equity investment	(188,355)	-
Net cash used in investing activities	(1,338,251)	(263,136)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of common stock	-	360,000
Proceeds from additional paid-in capital	187,050	-
Borrowings on short term loan	627,850	-
Payments on short term loan	(627,850)	-
Borrowings from shareholders and officers	983,213	-
Payments on shareholders and officers loan	(25,114)	-
Net cash provided by financing activities	1,145,149	360,000

EFFECT OF EXCHANGE RATE CHANGES ON CASH	12,158	11,440

(DECREASE) INCREASE IN CASH	(569,840)	659,049

CASH, beginning of year	659,049	-

CASH, end of year	$89,209	$659,049

Supplemental disclosures:
Interest paid	$18,257	$-
Income taxes paid	$-	$-

Non-cash investing and financing activity:
In-process technology contributed as paid-in capital	$-	$64,028
Prepayments offset against shareholders and officers loan	$188,355	$-

See report of independent registered public accounting firm.
The accompanying notes are an integral part of this statement.

PERFECTENERGY INTERNATIONAL LTD. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2006

Note 1 - Background

Perfectenergy International Ltd. (the ”Company” or “Perfectenergy International”) was incorporated in the British Virgin Islands as an International Business Company on April 1, 2005. The Company, through its Chinese subsidiary Perfectenergy (Shanghai) Limited (hereinafter known as “Perfectenergy Shanghai”), principally engages in the research, development, manufacturing and sale of solar cell, solar module and photovoltaic system.

On May 2005, Perfectenergy International issued 849 shares of common stock for $360,000 and 151 shares of common stock for In-process technology valued at $64,028. On June 2006, pursuant to the Company’s shareholders agreement, the Company’s shareholders (“Shareholders”) agreed to increase the capital from $360,000 to $1,232,687 (RMB 10,000,000) and the 1,000 shares of common stock remains unchanged. During 2006, Perfectenergy International received $187,050 additional paid-in capital. As of December 31, 2006, capital contribution receivable due from the Shareholders is $685,637. This amount has been shown as a capital contribution receivable and a reduction of shareholders’ equity.

Perfectenergy Shanghai was established in Minhang District, Shanghai City, People’s Republic of China (“PRC”) on July 8, 2005 with a registered capital of $310,000 (RMB 2,500,000) and Perfectenergy International is the 100% shareholder.

On November 28, 2005, pursuant to a change in bylaws, the registered capital of Perfectenergy Shanghai was increased from $310,000 (RMB 2,500,000) to $1,232,687 (RMB 10,000,000). On December 21, 2005, the Minhang District local government in the City of Shanghai approved the transaction and Perfectenergy Shanghai obtained a new certificate of approval on January 19, 2006 and a new business license on October 20, 2006 with a business terms of 30 years starting on July 8, 2005. In accordance with the certificate of approval, the increase of $922,687 (RMB 7,500,000) registered capital is required to be made within 1 year from the date of issuance of the new business license. During 2006, Perfectenergy International contributed $264,050 (RMB 2,122,699) additional registered capital and capital contribution receivable due from Perfectenergy International is $658,637 (RMB 5,311,586) as of December 31, 2006. This amount has been eliminated in the accompanying consolidated financial statements.

Note 2 - Summary of significant accounting policies

The reporting entity

The consolidated financial statements of Perfectenergy International Ltd. and subsidiary reflect the activities of the parent and its wholly owned subsidiary, Perfectenergy Shanghai.

See report of independent registered public accounting firm.

PERFECTENERGY INTERNATIONAL LTD. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2006

Basis of presentation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America. The accompanying consolidated financial statements include the accounts of Perfectenergy International Ltd. and its subsidiary (referred to as the “Company”). All material intercompany transactions and balances have been eliminated in the consolidation.

Revenue recognition

The Company recognizes revenues when the goods are delivered and title has passed. Sales revenue represents the invoiced value of goods, net of a value-added tax (VAT). All of the Company’s products that are sold in the PRC are subject to a Chinese value-added tax at a rate of 17% of the gross sales price or at a rate approved by the Chinese local government. This VAT may be offset by VAT paid by the Company on raw materials and other materials included in the cost of producing their finished product and certain freight expenses. No right of return privileges are granted to customers.

Shipping and handling

Costs related to shipping and handling are included in cost of revenues.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles of the United States of America requires management to make estimates and assumptions that affect the amounts reported in the combined financial statements and accompanying notes. For example, management estimates potential losses on outstanding receivables and the fair value of options. Management believes that the estimates utilized in preparing its financial statements are reasonable and prudent. Actual results could differ from these estimates.

Financial instruments

Statement of Financial Accounting Standards No. 107 (SFAS 107), “Disclosures about Fair Value of Financial Instruments” requires disclosure of the fair value of financial instruments held by the Company. SFAS 107 defines the fair value of financial instruments as the amount at which the instrument could be exchanged in a current transaction between willing parties. The Company considers the carrying amount of cash, accounts receivable, other receivables, accounts payable, accrued liabilities and other payables to approximate their fair values because of the short period of time between the origination of such instruments and their expected realization and their current market rate of interest.

Foreign currency translation

The reporting currency of the Company is the US dollar. The Company uses their local currency, Renminbi (RMB), as their functional currency. Results of operations are translated at average exchange rates during the period, and assets and liabilities are translated at the unified exchange rate as quoted by the People’s Bank of China at the end of the period. Translation adjustments resulting from this process are included in accumulated other comprehensive income in the statement of shareholders’ equity. Cash flows are also translated at average translation rates for the period, therefore, amounts reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet.

See report of independent registered public accounting firm.

PERFECTENERGY INTERNATIONAL LTD. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2006

Translation adjustments amounted to $57,062 and $13,340 as of December 31, 2006 and 2005, respectively. Assets and liability accounts at December 31, 2006 were translated at 7.80 RMB to $1.00 USD as compared to 8.06 RMB at December 31, 2005. Equity accounts were stated at their historical rate. The average translation rates applied to income statement accounts for the year ended December 31, 2006 and the period from April 1, 2005 (inception) through December 31, 2005 were 7.96 RMB and 8.18 RMB, respectively.

Transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in the results of operations as incurred. Historically, the Company has not entered any currency trading or hedging transactions, although there is no assurance that the Company will not enter into such transactions in the future.

Political and economic risk

The Company's operations are carried out in the PRC. Accordingly, the Company's business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, and by the general state of the PRC's economy.

The Company's operations in the PRC are subject to specific considerations and significant risks not typically associated with companies in the North America and Western Europe. These include risks associated with, among others, the political, economic and legal environments and foreign currency exchange. The Company's results may be adversely affected by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

Cash and concentration of risk

Cash includes cash on hand and demand deposits in accounts maintained with state owned banks within the People’s Republic of China and Hong Kong. Total cash in these banks at December 31, 2006 and 2005, amounted to $85,394 and $656,639, respectively of which no deposits are covered by insurance. The Company has not experienced any losses in such accounts and believes it is not exposed to any risks on its cash in bank accounts.

See report of independent registered public accounting firm.

PERFECTENERGY INTERNATIONAL LTD. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2006

Inventories

Inventories are stated at the lower of cost or market, using a weighted average cost method. The Company reviews its inventory periodically for possible obsolete goods or to determine if any reserves are necessary for potential obsolescence. The Company recorded write-offs of inventory totaling $20,366 and $0 for the year ended December 31, 2006 and the period from April 1, 2005 (inception) through December 31, 2005, respectively. As of December 31, 2006 and 2005, the Company determined that no reserves are necessary.

Equipment and leasehold improvements

Equipment and leasehold improvements are stated at cost less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the assets with 10% residual value.

Estimated useful lives of the assets are as follows:

Useful Life
Leasehold improvements	5 years
Transportation equipment	5 years
Machinery	5 years
Office equipment	5 years

Construction in progress represents the costs incurred in connection with the assembly and installation of machinery and equipment. No depreciation is provided for construction in progress until such time as construction is completed and the asset is placed into service.

The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statement of operations. Maintenance, repairs and minor renewals are charged directly to expenses as incurred. Major additions and betterment to buildings and equipment are capitalized.

Long-term assets of the Company are reviewed annually or more often if circumstances dictate, to determine whether their carrying value has become impaired. The Company considers assets to be impaired if the carrying value exceeds the future projected cash flows from related operations. The Company evaluates the periods of depreciation and amortization to determine whether subsequent events and circumstances warrant revised estimates of useful lives. As of December 31, 2006, the Company expects these assets to be fully recoverable.

Research and development

Research and development expenses include salaries, consultant fees, supplies and materials, as well as costs related to other overhead such as facilities, utilities and other departmental expenses. The costs we incur with respect to internally developed technology and engineering services are included in research and development expenses.

See report of independent registered public accounting firm.

PERFECTENERGY INTERNATIONAL LTD. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2006

Income taxes

The Company adopted Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes” (SFAS 109). SFAS 109 requires the recognition of deferred income tax liabilities and assets for the expected future tax consequences of temporary differences between income tax basis and financial reporting basis of assets and liabilities. Provision for income taxes consist of taxes currently due plus deferred taxes. There are no deferred tax amounts at December 31, 2006 and 2005.

The charge for taxation is based on the results for the year as adjusted for items, which are non-assessable or disallowed. It is calculated using tax rates that have been enacted or substantively enacted by the balance sheet date.

Deferred tax is accounted for using the balance sheet liability method in respect of temporary differences arising from differences between the carrying amount of assets and liabilities in the financial statements and the corresponding tax basis used in the computation of assessable tax profit.

In principle, deferred tax liabilities are recognized for all taxable temporary differences, and deferred tax assets are recognized to the extent that it is probably that taxable profit will be available against which deductible temporary differences can be utilized.

Deferred tax is calculated using tax rates that are expected to apply to the period when the asset is realized or the liability is settled. Deferred tax is charged or credited in the income statement, except when it is related to items credited or charged directly to equity, in which case the deferred tax is also dealt with in equity.

Deferred tax assets and liabilities are offset when they relate to income taxes levied by the same taxation authority and the Company intends to settle its current tax assets and liabilities on a net basis.

Value Added Tax

Enterprises or individuals who sell products, engage in repair and maintenance or import and export goods in the PRC are subject to a value added tax in accordance with Chinese laws. The value added tax standard rate is 17% of the gross sales price. A credit is available whereby VAT paid on the purchases of semi-finished products or raw materials used in the production of the Company’s finished products, and payment of freight expenses can be used to offset the VAT due on sales of the finished product.

VAT on sales and VAT on purchases amounted to $1,741,114 and $1,697,319 for the year ended December 31, 2006 and $971,462 and $946,317 for the year ended December 31, 2005, respectively. Sales and purchases are recorded net of VAT collected and paid as the Company acts as an agent for the government. VAT taxes are not impacted by the income tax holiday.

See report of independent registered public accounting firm.

PERFECTENERGY INTERNATIONAL LTD. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2006

Stock based compensation

The Company has adopted Statement of Financial Accounting Standards No. 123R “Accounting for Stock-Based Compensation” (“SFAS 123R”), which defines a fair-value-based method of accounting for stock based employee compensation and transactions in which an entity issues its equity instruments to acquire goods and services from non-employees. Stock compensation for stock granted to non-employees has been determined in accordance with SFAS 123R and the Emerging Issues Task Force consensus Issue No. 96-18, "Accounting for Equity Instruments that are issued to Other than Employees for Acquiring, or in Conjunction with Selling Goods or Services" ("EITF 96-18"), as the fair value of the consideration received or the fair value of equity instruments issued, whichever is more reliably measured.

Recently issued accounting pronouncements

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments” (“FAS 155”), which amends SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities” (“FAS 133”) and SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities” (“FAS 140”). FAS 155 provides guidance to simplify the accounting for certain hybrid instruments by permitting fair value remeasurement for any hybrid financial instrument that contains an embedded derivative, as well as, clarifies that beneficial interests in securitized financial assets are subject to FAS 133. In addition, FAS 155 eliminates a restriction on the passive derivative instruments that a qualifying special-purpose entity may hold under FAS 140. FAS 155 is effective for all financial instruments acquired, issued or subject to a new basis occurring after the beginning of an entity’s first fiscal year that begins after September 15, 2006. The adoption of SFAS No. 155 is not expected to have a material effect on the Company’s financial position or results of operations.

In March 2006, the FASB issued SFAS No. 156, “Accounting for Servicing of Financial Assets” (“FAS 156”), which amends SFAS No. 140. FAS 156 specifically provides guidance addressing the recognition and measurement of separately recognized servicing assets and liabilities, common with mortgage securitization activities, and provides an approach to simplify efforts to obtain hedge accounting treatment. FAS 156 is effective for all separately recognized servicing assets and liabilities acquired or issued after the beginning of an entity’s fiscal year that begins after September 15, 2006, with early adoption being permitted. The adoption of SFAS No. 156 is not expected to have a material effect on the Company’s financial position or results of operations.

In July 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in a company’s financial statements in accordance with FAS 109, “Accounting for Income Taxes”. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The requirements of FIN 48 are effective for our fiscal year beginning January 1, 2007. The adoption of this interpretation is not expected to have a material effect on the Company’s financial position or results of operations.

See report of independent registered public accounting firm.

PERFECTENERGY INTERNATIONAL LTD. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2006

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements," which addresses the measurement of fair value by companies when they are required to use a fair value measure for recognition or disclosure purposes under GAAP. SFAS No. 157 provides a common definition of fair value to be used throughout GAAP which is intended to make the measurement of fair value more consistent and comparable and improve disclosures about those measures. SFAS No. 157 will be effective for an entity's financial statements issued for fiscal years beginning after November 15, 2007. The Company is currently evaluating the effect SFAS No. 157 will have on its consolidated financial position, liquidity, or results of operations.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 158, “Employer’s Accounting for Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106, and 132(R)” (“SFAS 158”). SFAS 158 requires an employer to recognize the overfunded or underfunded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. The standard also requires an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. An employer with publicly traded equity securities is required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after December 15, 2006. An employer without publicly traded equity securities is required to recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after June 15, 2007. The adoption of SFAS 158 is not expected to have a material effect on the Company’s financial position or results of operations.

Note 3 - Accounts receivable

The Company conducts its business operations in the People’s Republic of China. Management believes that the trade accounts are fully collectible. Management reviews its accounts receivable on a regular basis to determine if the bad debt allowance is adequate and adjusts the allowance when necessary. At December 31, 2006, there was no allowance for doubtful accounts and all account balances were less than 60 days old.

Accounts receivable consists of the following at:

	December 31,	December 31,
	2006	2005
Accounts receivable	$514,935	$-
Less: allowance for doubtful accounts	-	-
Total	$514,935	$-

See report of independent registered public accounting firm.

PERFECTENERGY INTERNATIONAL LTD. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2006

Note 4 - Inventories

Inventories consisted of the following at:

	December 31,	December 31,
	2006	2005
Raw materials	$277,308	$223,834
Finished goods	1,214,552	78,891
Work in progress	74,416	142,357
Consumables	24,148	-
Totals	$1,590,424	$445,082

Raw materials consist primarily of materials used in production. The costs of finished goods include direct costs of raw materials as well as direct labor used in production. Indirect production costs such as utilities and indirect labor related to production such as assembling, shipping and handling costs are also included in the cost of inventory.

Note 5 - Prepayments

Prepayments are monies deposited or advanced to outside vendors on future inventory purchases. Some of the Company’s vendors require a certain amount of money to be deposited with them as a guarantee that the Company will receive their purchase on a timely basis and lower than market price. This amount is refundable and bears no interest. The total outstanding amount was $239,048 and $536,710 as of December 31, 2006 and 2005, respectively.

Note 6 - Equipment and leasehold improvements

Equipment and leasehold improvements consist of the following at:

	December 31	December 31
	2006	2005
Leasehold improvements	$18,717	$10,168
Transportation equipment	22,409	21,675
Machinery	755,846	144,699
Office equipment	49,596	28,496
Construction in progress	565,528	61,930
Totals	1,412,096	266,968
Less accumulated depreciation	97,899	1,785
Totals	$1,314,197	$265,183

Depreciation expense for the year ended December 31, 2006 and the period from April 1, 2005 (inception) through December 31, 2005 amounted to $98,214 and $1,759, respectively.

See report of independent registered public accounting firm.

PERFECTENERGY INTERNATIONAL LTD. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2006

Note 7 - Other payables - shareholders and officers

Other payables represent amounts due to the Company’s shareholders, officers, or their immediate family, which are normally due within one year. The Company borrowed monies from the Company’s shareholders, officers, or their immediate family for operating cash flows. The Company had a total of $823,044 and $0 other payables due to related parties as of December 31, 2006 and 2005, respectively, and consisted of the following:

	December 31,	December 31,
	2006	2005
Zhang, Feng Ying - shareholder's spouse, due various dates on February 17, 2007 and March 4, 2007, interest rate ranging from 7.2% to 6.0% per annum, unsecured	$534,081	$-

Li, Wen Nan - shareholder and officer, due March 4, 2007, interest rate of 6.0% per annum, unsecured	$271,835	-

Zhou, Di Ping - officer, no fixed term of repayment, non interest bearing, unsecured	$17,128	-

Total	$823,044	$-

The interest expense amounted to $36,415, and $0 for the year ended December 31, 2006 and the period from April 1, 2005 (inception) through December 31, 2005, respectively.

Note 8 - Income taxes

Under the Income Tax Laws of PRC, Chinese companies are generally subject to an income tax at an effective rate of 33% (30% state income taxes plus 3% local income taxes) on income reported in the statutory financial statements after appropriate tax adjustments, unless the enterprise is located in a specially designated region where it allows enterprises a three-year income tax exemption and a 50% income tax reduction for the following three years or the enterprise is a manufacturing related joint venture with a foreign enterprise or a wholly owned subsidiary of a foreign enterprise, where it allows enterprises a two-year income tax exemption and a 50% income tax reduction for the following three years.

The Company’s subsidiary, Perfectenergy Shanghai was established on July 8, 2005 as a wholly owned subsidiary of the Company, a foreign enterprise. Therefore, the Company was granted income tax exempt for the years ended December 31, 2006, and 2005 and is entitled to a 50% deduction of the income tax rate of 33% which is a rate of 17.5% from January 2007 to December 31, 2009.

Beginning January 1, 2008, the new Enterprise Income Tax (“EIT”) law will replace the existing laws for Domestic Enterprises (“DES”) and Foreign Invested Enterprises (“FIEs”).

See report of independent registered public accounting firm.

PERFECTENERGY INTERNATIONAL LTD. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2006

The key changes are:
a.	The new standard EIT rate of 25% will replace the 33% rate currently applicable to both DES and FIEs, except for High Tech companies who pays a reduced rate of 15%;
b.
Companies established before March 16, 2007 will continue to enjoy tax holiday treatment approved by local government for a grace period of the next 5 years or until the tax holiday term is completed, whichever is sooner. These companies will pay the standard tax rate as defined in point “a” above during the grace period.

The Company’s subsidiary, Perfectenergy Shanghai, was established before March 16, 2007 and therefore is qualified to continue enjoying the reduced tax rate as described above. Since the detailed guidelines of the new tax law is not publicized yet, the Company can not determined what the new tax rate (15% or 25%) will be applicable to Perfectenergy Shanghai after the end of their respective tax holiday terms.

The following table reconciles the U.S. statutory rates to the Company’s effective tax rate for the years ended December 31:
	2006	2005
U.S. Statutory rates	34.0%	34.0%
Foreign income not recoginized in USA	(34.0)	(34.0)
China income taxes	33.0	33.0
China income tax exemption	(33.0)	(33.0)
Effective income tax rates	-%	-%

The estimated tax savings for the year ended December 31, 2006 and the period from April 1, 2005 (inception) through December 31, 2005 amounted to $182,308 and $112,035, respectively.

Taxes payable

Taxes payable as of December 31 consisted of the following:

	December 31,	December 31,
	2006	2005
Value-added taxes payable	$34,778	$25,516
Employee income tax withheld	1,648	577
Total	$36,426	$26,093

Note 9 - Major customers and suppliers

For the year ended December 31, 2006, four customers accounted for approximately 86%, of the Company's sales, these customers accounted for approximately 93% of the Company’s accounts receivable as of December 31, 2006.

For the year ended December 31, 2005, five customers accounted for approximately 99%, of the Company's sales.

See report of independent registered public accounting firm.

PERFECTENERGY INTERNATIONAL LTD. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2006

For the year ended December 31, 2006, the Company purchased approximately 62% of their raw materials from three major suppliers. These suppliers represented 37% of the Company’s total accounts payable as of December 31, 2006.

For the year ended December 31, 2005, the Company purchased approximately 90% of their raw materials from three major suppliers. These suppliers represented 81% of the Company’s total accounts payable as of December 31, 2005.

Note 10 - Other expenses

Other expenses for the year ended December 31, 2006 included moving expenses, loss from disposal of equipment and interest expense totaling $173,472.

Note 11 - Retirement benefit plans

Regulations in the People’s Republic of China required the Company to contribute to a defined contribution retirement plan for all permanent employees. All permanent employees are entitled to an annual pension equal to their basic salaries at retirement. The PRC government is responsible for the benefit liability to these retired employees. The Company is required to make contributions to the state retirement plan at 22% of the monthly basic salaries of the current employees. For the year ended December 31, 2006 and the period from April 1, 2005 (inception) through December 31, 2005, the Company made pension contributions in the amount of $30,990 and $4,685, respectively.

Note 12 - Dividends

In January 2006, the Company’s board of directors approved and declared dividends of $27,000.

Note 13 - Statutory reserves

The laws and regulations of the People’s Republic of China require that before an enterprise distributes profits to its partners, it must first satisfy all tax liabilities, provide for losses in previous years, and make allocations, in proportions determined at the discretion of the board of directors, after the statutory reserve. The statutory reserves include surplus reserve fund, common welfare fund, and the enterprise fund. These statutory reserves represent restricted retained earnings.

Surplus reserve fund

The Company’s subsidiary, Perfectenergy Shanghai is required to transfer 10% of its net income, as determined in accordance with the PRC accounting rules and regulations, to a statutory surplus reserve fund until such reserve balance reaches 50% of the Company’s registered capital.

See report of independent registered public accounting firm.

PERFECTENERGY INTERNATIONAL LTD. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2006

The transfer to this reserve must be made before Perfectenergy Shanghai can distribute of any dividend to shareholders. For the year ended December 31, 2006 and the period from April 1, 2005 (inception) through December 31, 2005, the Company transferred $59,143 and $33,950, respectively, representing 10% of the year’s net income determined in accordance with PRC accounting rules and regulations, to this reserve. The surplus reserve fund is non-distributable other than during liquidation and can be used to fund previous years’ losses, if any, and may be utilized for business expansion or converted into share capital by issuing new shares to existing shareholders in proportion to their shareholding or by increasing the par value of the shares currently held by them, provided that the remaining reserve balance after such issue is not less than 25% of the registered capital.

Common welfare fund

Through 2005, the Company was required to transfer 5% to 10% of its net income, as determined in accordance with the PRC accounting rules and regulations, to the statutory common welfare fund. For the year ended December 31, 2006 and the period from April 1, 2005 (inception) through December 31, 2005, the Company transferred $0 and $16,975 respectively, representing 5% of the year’s net income determined in accordance with PRC accounting rules and regulations, to this reserve. Starting on January 1, 2006, the PRC accounting rules and regulations no longer required the company to transfer 5% to 10% of its net income to the statutory common welfare fund. The balance in the common welfare fund at December 31, 2005 was transferred to surplus reserve fund.

Enterprise fund

The enterprise fund may be used to acquire plant and equipment or to increase the working capital to expend on production and operation of the business. No minimum contribution is required and the company did not make any contribution to this fund for the year ended December 31, 2006 and the period from April 1, 2005 (inception) through December 31, 2005.

Note 14 - Commitments

Operating lease commitments

The Company’s office lease is under a five year term expiring in May 31, 2011. At December 31, 2006, total future minimum lease payments under an operating lease were as follows:

Year Ended December 31,	Amount
2007	168,783
2008	168,783
2009	173,706
2010	177,222
2011	73,843
Thereafter	-

See report of independent registered public accounting firm.

PERFECTENERGY INTERNATIONAL LTD. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2006

Total rent expense for the year ended December 31, 2006 and the period from April 1, 2005 (inception) through December 31, 2005 amounted to $73,215 and $39,525, respectively.

Long term silicon supply agreements

To assure a long-term supply, the Company entered into two three-year silicon supply agreements with two major suppliers in December 2006. At December 31, 2006, total future minimum purchase obligations under those two agreements were as follows,

Year Ending December 31,	Amount
2007	$18,895,774
2008	$37,218,948
2009	$74,437,896

Note 15 - Shareholder’s equity

In May 2005, the Company issued issued 849 shares of common stock at $1.00 par value for $360,000 and 151 shares of common stock at $1.00 par value for In-process technology valued at $63,028.

In June 2006, pursuant to the Company’s shareholders agreement, the Company’s shareholders (“Shareholders”) agreed to increase the capital from $360,000 to $1,232,687 (RMB 10,000,000) and the 1,000 shares of common stock remains unchanged.

Note 16 - Options issued to employees

On November 30, 2005, March 15, 2006, October 31, 2006 and March 21, 2007, Perfectenergy International issued 50 options to the employees of Perfectenergy International. Originally, approximately 30% of the options vested after one year, approximately 60% vesting after two years and approximately 10% vesting after three years. On March 21, 2007, the Company modified the options so that all unvested amounts became fully vested on that date.

The Company used the Cox-Ross-Rubinstein binomial model to value the options at the time they were issued, based on the stated exercise prices and expiration dates of the instruments and using a risk-free rate of 4.50%. Because the Company does not have a history of employee stock options, the estimated life is based on one half of the sum of the vesting period and the contractual life of the option. This is the same as assuming that the options are exercised at the mid-point between the vesting date and expiration date.

The Company’s stock was not traded when the options were granted. Therefore, the Company had to estimate the market value of its shares. There was no significant change in the business between December 2005 and March 21, 2007, therefore, the company used the fair value from August 2006 transaction of $468 as the market price. At that market price, the 50 employee options had a fair value of approximately $9,406. The fair value of the warrants on the date of grant was equal to their fair value on March 21, 2007.

See report of independent registered public accounting firm.

PERFECTENERGY INTERNATIONAL LTD. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2006

Compensation expense recognized for the years ended December 31, 2006 and 2005 was $4,492 and $359, respectively.

On July 27, 2007, before closing the Share Exchange Agreement (see Note 17), the Company entered Termination Agreements for Options with employees who were granted stock options previously and cancelled all outstanding stock options.

Note 17 - Subsequent event

Reverse acquisition

On August 8, 2007, the Company completed a Share Exchange Agreement (the “Agreement”) with Perfectenergy International Limited, a Nevada corporation (formerly known as “Creative Development Corp.” and hereinafter “Perfectnergy Nevada”). Based on the agreement, the shareholders of the Company (“SHAREHOLDERS”) agreed to sell the Perfectenergy International Ltd. shares (representing 1,049 shares or 100% of the issued and outstanding shares) to Crestview, and Crestview shall accept the 1,049 Perfectenergy International Ltd. shares from SHAREHOLDERS in exchange for the issuance to the SHAREHOLDERS of the 60,000,000 newly-issued Perfectnergy Nevada’s Shares on a basis of approximately 57,197.33079 common shares in the capital of Perfectenergy Nevada for every one share of the Company. For accounting purposes this transaction will be treated as a recapitalization of Perfectenergy International where Perfectenergy International is considered the accounting acquirer. The assets and liabilities will be transferred at their historical cost with the capital structure of Perfectenergy Nevada. The historical financial statements of the Company will become the historical financial statements of Perfectenergy Nevada; therefore, the pro forma financial information of Perfectenergy Nevada will not be presented in this statement.

In connection with above-referenced reverse acquisition, the Company entered into a consultant fee agreement (the “Fee Agreement”) with Transworld Capital Group Inc., a Hong Kong limited liability company (refer as the “Consultant”). Based on this Fee Agreement, the Company has to pay $240,000 consulting fee in cash upon closing the above-referenced Agreement. In addition, the Company has to issue 49 Perfectenergy International Ltd., shares immediately before the closing of the Agreement. Such 49 Perfectenergy International Ltd., shares will then be exchanged by the Consultant as part of the shares exchanged for 2,802,669 shares of Perfectenergy Nevada ‘s common shares.

See report of independent registered public accounting firm.